EXHIBIT 10.14(d)



                                                        198

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                                            CINEMARK MEXICO (USA), INC.
                                                      Issuer,

                                         CINEMARK DE MEXICO, S.A. de C.V.
                                                     Guarantor

                                                        AND

                                      UNITED STATES TRUST COMPANY OF NEW YORK
                                                    as Trustee


                                         --------------------------------


                                           THIRD SUPPLEMENTAL INDENTURE

                                          Dated as of September 30, 1996


                                         --------------------------------


                                         12% Senior Subordinated PIK Notes
                                                     due 2003



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                                           THIRD SUPPLEMENTAL INDENTURE


              THIS THIRD SUPPLEMENTAL INDENTURE (the "Third Supplemental Indenture"), dated as of September 30, 1996, among Cinemark Mexico (USA), Inc., a Texas corporation (the "Issuer"), Cinemark de Mexico, S.A. de C.V., a Mexican corporation (the "Guarantor"), and United States Trust Company of New York, as Trustee (the "Trustee").

                                                     RECITALS

              A. Issuer, Guarantor and the Trustee executed an indenture, dated as of July 30, 1993 (the "Original Indenture"), relating to the Issuer's 12% Senior Subordinated Notes due 2003 (the "Securities"), which was amended by (i) the First Supplemental Indenture dated as of May 2, 1994 (the "First Supplemental Indenture") and (ii) the Second Supplemental Indenture dated as of August 30, 1995 (the "Second Supplemental Indenture") (the original Indenture as amended by the First Supplemental Indenture and the Second Supplemental Indenture is hereinafter referred to as the "Indenture").

              B. Issuer and Guarantor, with the consent of holders of more than 50% of the aggregate principal amount of the Securities outstanding, exclusive of any Securities owned by Issuer, Guarantor or their respective affiliates, desire to amend and/or restate certain Sections of the Indenture in connection with the creation of a new Series D of the Securities and the increase of the maximum original principal amount of Securities that may be issued, authenticated and delivered under the Indenture.

              C. The holders of all of the aggregate principal amount of the Securities outstanding, exclusive of the Securities owned, if any, by Issuer, Guarantor or their respective affiliates, desire to exchange (the "Exchange") their respective Securities for new promissory notes (the "Exchange Notes"). The Exchange Notes shall contain provisions permitting the Issuer to elect, for the period through and including February 1, 2000, to pay all accrued and unpaid interest on each interest payment date by issuing additional notes of the same series (the "Additional Securities") in an aggregate principal amount equal to the interest that would have been payable during such period assuming the principal on the applicable Securities accrued interest for such period at an interest rate equal to 13% per annum.

              D. Issuer and Guarantor, with the consent of holders of all of the aggregate principal amount of the Securities now outstanding, exclusive of any Securities owned by Issuer, Guarantor and their respective affiliates, desire to amend and/or restate certain Sections of the Indenture in connection with the Exchange.

              E. All conditions precedent provided for in the Indenture relating to this Third Supplemental Indenture have been complied with. Capitalized items used herein shall have the meanings assigned to them in the Indenture unless otherwise defined herein.


                                                     - 1 -

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              NOW, THEREFORE, THIS THIRD SUPPLEMENTAL INDENTURE
WITNESSETH, that for and in consideration of the premises and of the covenants contained herein, the Issuer and Guarantor hereby covenant and agree with the Trustee, for the equal benefit of all the present and future holders of the Securities without preference, priority or distinction of any of the Securities over any of the others by reason of priority in time of issuance, negotiation or maturity thereof, or otherwise, and for the benefit of the Trustee and its successors and assigns, as follows:

                                                     ARTICLE I
                                              AMENDMENTS TO INDENTURE

              1.1                              Amendment to Recitals.  The first
 paragraph of THE
RECITALS OF THE COMPANY is hereby amended and restated in its entirety as follows:

                                               The Company has duly authorized
 the creation of an
              issue of up to $39,272,900 aggregate original principal amount of its (a) 12% Series A Senior Subordinated Notes due 2003 (the "Series A Securities"), (b) 12% Senior Subordinated Notes due 2003 (the "Series B Securities"), 12% Series C Senior Subordinated Notes due 2003 (the "Series C Securities"), (d) 12% Series D Senior Subordinated Notes due 2003 (the "Series D Securities" and, collectively with the Series A Securities, the Series B Securities and the Series C Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

              1.2                              Amendments to Section 1.1
                                               -------------------------

                                               (a)            Definition of
 "Accreted Value".  The
definition of "Accreted Value" in Section 1.1 of the Indenture is hereby amended and rested in its entirety to read as follows:

                                                              "Accreted Value
 as of any date
              from and after September 30, 1996, shall mean the aggregate principal amount of any Securities Outstanding.

                                               (b)            Definitions.  The
 following definitions are
hereby added after the definition of "Additional Interest" in Section 1.1 of the Indenture.

                                                              "Additional
 Securities" means the
              Additional   Series  A  Securities,   the   Additional   Series  B
              Securities, the Additional Series C Securities or the Additional Series D Securities, as applicable.

                                                              "Additional Serie
 A Securities" means the

                                                     - 2 -

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additional  Series A  Securities  issued on an Interest  Payment Date in lieu of making a cash  interest  payment on the Series A Securities  pursuant to Section
2.2.

                                                              "Additional Serie
 B Securities" means the
additional Series B Securities issued on an Interest Payment Date in lieu of making a cash interest payment on the Series B Securities pursuant to Section 2.2.

                                                              "Additional Serie
 C Securities" means the
additional Series C Securities issued on an Interest Payment Date in lieu of making a cash interest payment on the Series C Securities pursuant to Section 2.2.

                                                              "Additional Serie
 D Securities" means the
additional Series D Securities issued on an Interest Payment Date in lieu of making a cash interest payment on the Series D Securities pursuant to Section 2.2.

                                               (c)            Definition of
 "Credit Agreement".  The
first sentence of the definition of Credit Agreement shall be amended and restated to read as follows:

                                               "Credit Agreement" means any
 credit
              agreement or agreements which the Company or any Subsidiary shall enter into which provide credit facilities to the Company or such Subsidiary and their Subsidiaries in an aggregate original principal amount not to exceed $10,000,000, plus any accrued interest (including accrued interest added to such principal amount outstanding), penalties, reimbursements or indemnity accounts, fees accruing thereon, and interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or such Subsidiary, whether or not such claim for post-election interest is allowed in such proceeding."

                                               (d)            Definition of
 "Fractional Additional
Securities".  The following is hereby added after the definition of "Expiration
 Date" in Section
1.1 of the Indenture:

                                                              "Fractional
 Additional Securities" means
Additional Securities the principal amount of which would be less than $100.00.


                                               (e)            Definition of
 "Securities".  The definition
of "Securities" in Section 1.1 of the Indenture is hereby amended and restated
 in its entirety as
follows:


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                                                              "Securities" means
 the Series A Securities,
the Series B Securities, the Series C Securities and the Series D Securities designated as such in the first paragraph of the RECITALS OF THE COMPANY, including the Additional Securities issued with respect to each series of such Securities.

                                               (f)            Definition of
 "Series D Securities".  The
following  is hereby  added after the  definition  of "Series C  Securities"  in
Section 1.1 of the Indenture.

                                                              "Series D
 Securities" means the Series D
              Securities designated as such in the first paragraph of the RECITALS OF THE COMPANY.


              1.3                              Amendment to Section 2.2.

                                               (a)  The following is hereby
 added after the sixth
paragraph of Section 2.2 of the Indenture:

                                               "If Series D Securities, then
 insert 12% Series D Senior
Subordinated PIK Notes due 2003.

                                               (b)  The seventh paragraph of
 Section 2.2 of the
Indenture is hereby amended and restated in its entirety as follows:

                                               "Cinemark Mexico (USA), Inc., a
 corporation duly
              organized and existing under the laws of Texas (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________, or registered assigns, the principal of this Security in an amount equal to the sum of $__________ Dollars on August 1, 2003, and to pay interest on the unpaid principal amount from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance hereof, at the rate of 12% per annum until the principal hereof is paid or made available for payment and at the rate of 12% per annum on any overdue principal and premium and on any overdue installment of interest (but not to exceed the maximum rate permitted by applicable law) until paid as specified on the reverse hereof. The Company shall pay interest semi-annually on August 1 and February 1 of each year, commencing February 1, 1997 or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). On any Interest Payment Date through and including February 1, 2000, the Company may, at its option, by giving the Holder of such Security and the Trustee notice of its election not less than 5 days nor more than 45 days prior to the

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              record date for the related Interest Payment Date, pay interest on the Security either in cash (at the rate specified above) or through the issuance of Additional Securities in an aggregate principal amount equal to the amount of interest that would have been payable if such Security had accrued interest during the relevant interest period at the rate of 13% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the July 15th or January 15th (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. On each such Interest Payment Date when the Company elects to issue Additional Securities, the Trustee shall, upon the Company's order, authenticate and deliver Additional Securities for original issuance to the Holder of this Security on the relevant record date, as shown by the records of the Security Register, in the aggregate principal amount required to pay such interest; provided, however, that in lieu of the issuance of any Additional Securities as set forth above, the Company shall pay the holder of a Fractional Additional Security an amount in cash equal to the Fractional Additional Security. Any Additional Securities so issued shall be dated the applicable Interest Payment Date, shall bear interest from and after such date, shall mature on August 1, 2003 and shall be governed by, and subject to the terms, provisions and conditions of, such Indenture and shall have the same rights and benefits as this Security."

              1.4                              Amendment to Section 2.3.  (a
  The first paragraph of
Section 2.3 of the Indenture is hereby amended and restated in its entirety as follows:

                                               This Security is one of a duly
 authorized issue of
              Securities of the Company designated as its [If Series A Securities, then insert -- 12% Series A Senior Subordinated PIK Notes due 2003 (the "Series A Securities") issued under an Indenture, dated as of July 30, 1993, as amended (herein called the "Indenture"), between the Company and the United States Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), together with the 12% Series B Senior Subordinated PIK Notes due 2003 of the Company (the "Series B Securities"), the 12% Series C

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              Senior Subordinated PIK Notes due 2003 (the "Series C Securities")
              and the 12% Series D Senior  Subordinated  PIK Notes due 2003 (the
              "Series  D  Securities",   and  collectively  with  the  Series  A
              Securities, the Series B Securities and the Series C Securities, the "Securities").] [If Series B Securities, then insert -- 12%Series B Senior Subordinated PIK Notes due 2003 (the "Series B Securities") issued under an Indenture, dated as of July 30, 1993, as amended (hereinafter called the "Indenture"), between the
              Company  and the  United  States  Trust  Company  of New York,  as
              Trustee (herein called the "Trustee"), which term includes any trustee under the Indenture), together with the 12% Series A Senior Subordinated PIK Notes due 2003 of the Company (the "Series A Securities"), the 12% Series C Senior Subordinated PIK Note due 2003 of the Company (the "Series C Securities"), and the 12% Series D Senior Subordinated PIK Notes due 2003 of the Company (the "Series D Securities", and collectively with the Series A Securities, Series B Securities and Series C Securities, the "Securities").] [If Series C Securities, then insert -- 12% Series
              C  Senior   Subordinated   PIK  Notes  due  2003  (the  "Series  C
              Securities") issued under an Indenture, dated as of July 30, 1993, as amended (herein called the "Indenture"), between the Company and the United States Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), together with the 12% Series A Senior Subordinated PIK Notes due 2003 of the Company (the "Series A Securities"), the 12% Series B Senior Subordinated PIK Notes due 2003 of the Company (the "Series B Securities") and the 12% Series
              D  Senior   Subordinated   PIK  Notes  due  2003  (the  "Series  D
              Securities",  and collectively  with the Series A Securities,  the
              Series   B   Securities   and  the   Series  C   Securities,   the
              "Securities").] [If Series D Securities, then insert -- 12% Series
              D  Senior   Subordinated   PIK  Notes  due  2003  (the  "Series  D
              Securities") issued under an Indenture, dated as of July 30, 1993, as amended (herein called the "Indenture"), between the Company and the United States Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor or trustee under the Indenture), together with the 12% Series A Senior Subordinated PIK Notes due 2003 of the Company (the "Series A Securities"), the 12% Series B Senior Subordinated PIK Notes due 2003 of the Company (the "Series B Securities") and the 12% Series C Senior Subordinated PIK Notes due 2003 of the Company (the
              "Series  C  Securities",   and  collectively  with  the  Series  A
              Securities, the Series B Securities and the Series D Securities, the "Securities").] The Securities are limited in aggregate original principal amount of up to $39,272,900. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of the Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                                               (b)            The last sentence
 of the seventh paragraph

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of Section 2.3 of the Indenture is hereby amended and restated in its entiret as follows:

                                                              Each of the Series
 A Securities, the Series
B Securities, the Series C Securities and the Series D Securities shall rank pari passu.

                                               (c)            The tenth
 paragraph of Section 2.3 of the
Indenture is hereby amended and restated in its entirety as follows:

                                                              Unless the contex
 otherwise requires, the
              Series A Securities, the Series B Securities, the Series C Securities and the Series D Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, approvals, redemptions and Offers to Purchase (except, in the case of redemptions and Offers to Purchase, for any differences required as a result of the Series C Securities and the Series D Securities having a different Accreted Value from the Series A Securities and the Series B Securities).

                                               (d)  The fourteenth paragraph of
 Section 2.3 of the
Indenture is hereby amended and restated in its entirety as follows:

                                                              "The Securities
 shall be issued only in
              registered form without coupons and only in denominations of $1,000 and any integral multiple thereof; provided, however, the Series D Securities and the Additional Securities may be issued in denominations of $100 and any integral multiple thereof."

              1.5                              Amendment to Section 3.1.  (a)
 The first paragraph of
Section 3.1 of the Indenture is hereby amended and restated in its entirety as follows:

                                               The aggregate original principal
 amount of Securities
              (including Additional Securities) which may be authenticated and delivered under this Indenture is limited to $39,272,900.00 (the Series A Securities are limited to an aggregate original principal amount, (including Additional Series A Securities) of $662,600.00, the Series B Securities are limited to an aggregate original principal amount (including Additional Series B Securities) of $33,129,100.00, the Series C Securities are limited to an aggregate original principal amount (including Additional Series C Securities) of $3,313,000.00 and the Series D Securities are limited to an aggregate original principal amount (including Additional Series D Securities) of $2,168,200.00), except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6, 9.6 or 11.8 or in connection with an Offer to Purchase pursuant to Sections 10.11, 10.13 and
              10.18. Subject to such exceptions (i) the maximum aggregate original principal amount of Securities which may be

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              authenticated  and delivered  under this  Indenture  other than as
              Additional   Securities   shall  be  limited   to   $23,822,800.00
              (consisting of $400,000 of Series A Securities, $20,000,000 of Series B Securities, $2,000,000 of Series C Securities and $1,422,800.00 of Series D Securities), and (ii) the maximum aggregate original principal amount of Additional Securities which may be authenticated and delivered under this indenture is limited to $15,450,100.00 (consisting of $262,600.00 of Additional Series A Securities, $13,129,100.00 of Additional Series B Securities, $1,313,000.00 of Additional Series C Securities, and $745,400.00 of Additional Series D Securities).

                                               (b)            The third
 paragraph of Section 3.1 of the
Indenture is hereby deleted.

                                               (c)            The fourth
 paragraph of Section 3.1 is
hereby amended and restated in its entirety as follows:

                                                              The Series A
 Securities shall be known and
              designated as the "12% Series A Senior Subordinated PIK Notes due 2003" of the Company, the Series B Securities shall be known and designated as the "12% Series B Senior Subordinated PIK Notes due 2003" of the Company, the Series C Securities shall be known and designated as the "12% Series C Senior Subordinated PIK Notes due 2003" of the Company and the Series D Securities shall be known and designated as the "12% Series D Senior Subordinated PIK Notes due 2003" of the Company. The Stated Maturity of the Securities shall be August 1, 2003. The Securities shall bear interest on the unpaid principal amount of such Securities at the rate of 12% per annum, payable semi-annually on August 1 and February 1, commencing February 1, 1997 in the case of the Series A Securities, the Series B Securities, the Series C Securities, and the Series D Securities, until the principal thereof is paid or made available for payment; provided, however, on any Interest Payment Date through and including February 1, 2000, the Company may, at its option, by giving the holder of this Security and the Trustee notice of its election not less than 5 days nor more than 45 days prior to the record date for the related Interest Payment Date, pay interest on the Security, in lieu of payment of interest on the Security in cash, through the issuance of Additional Securities, in an aggregate principal amount equal to the amount of the interest that would have been payable if such Note had accrued interest during the relevant interest period at the rate of 13% per annum. Additional Securities may only be issued in lieu of payment of interest in cash on Securities. Additional Securities issued in lieu of payment of interest in cash on Series A Securities shall constitute additional Series A Securities; Additional Securities issued in lieu of payment of interest in cash on Series B Securities shall constitute additional Series B Securities; Additional Securities issued in lieu of payment of interest in cash on Series C Securities shall constitute additional Series C Securities; and Additional Securities

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              issued  in lieu of  payment  of  interest  in  cash  on  Series  D
              Securities shall constitute additional Series D Securities.

                                               (d)            The eighth
 paragraph of Section 3.1 of the
Indenture is hereby amended and restated in its entirety as follows:

                                                              The Securities
 shall be subordinated in right
              of payment to Senior Debt as provided in Article XII and the Series A Securities, the Series B Securities, the Series C Securities and the Series D Securities shall rank pari passu.

                                               (e)            The tenth
 paragraph of Section 3.1 of the
Indenture is hereby amended and restated in its entirety as follows:

                                                              Unless the
 context otherwise requires, the
              Series A Securities, the Series B Securities, the Series C Securities and the Series D Securities (including all Additional Securities constituting Securities of each such series) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, approvals, redemptions and Offers to Purchase (except, in the case of redemptions and Offers to Purchase, for any differences required as a result of the Series C Securities and the Series D Securities having a different Accreted Value from the Series A Securities and the Series B Securities).

              1.6                              Amendment to Section 3.2
  Section 3.2 is hereby
amended and restated in its entirety to read as follows:

                                                              "The Securities
 shall be issued only in
              registered form without coupons and only in denominations of $1,000 and any integral multiple thereof; provided, however, the Series D Securities and the Additional Securities may be issued in denominations of $100 and any integral multiple thereof."

              1.7                              Amendment to Section 3.5.  The
 last sentence of the
first paragraph of Section 3.5 of the Indenture is hereby amended and restated
 in its entirety as
follows:

                                               Such Security Register shall
 distinguish between Series
              A Securities, Series B Securities, Series C Securities and Series D Securities.

              1.8                              Amendment to Section 10.8(b)
  Section 10.8(b) is
hereby amended and restated to read in its entirety as follows:

                                               Limitation on Consolidated Debt.

                                                              (b)          After
                                               September  30, 1996,  the Company
                                               and its  Subsidiaries  may  Incur
                                               Debt,  if,  at  the  date  of and
                                               giving  effect to the  incurrence
                                               of such Debt,  the Pro Forma Cash
                                               Flow  Coverage  Ratio is equal to
                                               or  greater   than  2.0  to  1.0.
                                               Notwithstanding   the   foregoing
                                               sentence,   the  Company  or  any
                                               Subsidiary  may  Incur  Permitted
                                               Debt   without   regard   to  the
                                               foregoing limitation.


              1.9                              Amendment to Section 10.13.  The
 first paragraph of
Section 10.13 is hereby amended and restated in its entirety to read as follows:

                                               "At    the   end   of   any   two
                                               consecutive    fiscal    quarters
                                               during the periods after December
                                               31, 1999,  the Cash Flow Coverage
                                               of  the   Company  for  such  two
                                               fiscal quarters then ending shall
                                               equal or exceed a ratio of 2.0 to
                                               1.0.

              1.10                             Amendment to Section 11.1.  The
 last paragraph of
Section 11.1 of the Indenture is hereby amended and restated in its entirety as follows:

                                               Subject to Section 3.1, the
 Series A Securities, the
              Series B Securities, the Series C Securities and the Series D Securities shall be treated as one class for all purposes under this Indenture, including, without limitation, redemptions hereunder.

                                                    ARTICLE II

                                          Previously Authenticated Notes

              To the extent that Series A Securities, Series B Securities and Series C Securities have been authenticated by the Trustee prior to the date of this Third Supplemental Indenture, such Securities shall continue to be valid and binding obligations of the Company notwithstanding the fact that such Securities do not contain the revised language provided for in Section 1.4 of this Third Supplemental Indenture. After the date of this Third Supplemental Indenture if any previously authenticated Securities are presented to the Trustee for transfer or exchange, any new Series A Securities, Series B Securities or Series C Securities authenticated by the Trustee as a result of such transfer or exchange may be in the form prescribed by the Original Indenture; provided that such Securities contain a legend substantially similar to the following:

              Pursuant to the terms of a Third Supplemental Indenture among the Company, the Guarantor and the Trustee, an additional Series D has been authorized, which Series D Securities shall rank pari passu with the Series A Securities, the Series B Securities and the Series C Securities. Generally, all four series of Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, approvals, redemptions and Offers to Purchase. A copy of the Third Supplemental Indenture is available upon request from the Company.

                                                   ARTICLE  III

                                             Miscellaneous Provisions

              3.1 Counterparts. This Third Supplemental Indenture may be executed in counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

              3.2 Severability. In the event that any provision in this Third Supplemental Indenture shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              3.3                              Headings.  The article and
 section headings are for
convenience only and shall not affect the construction hereof.

              3.4 Successors and Assigns. Any covenants and agreements in this Third Supplemental Indenture by Issuer shall bind its successors and assigns, whether so expressed or not.

              3.5 GOVERNING LAW. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

              3.6                              Effect of Third Supplemental
 Indenture.  Except as
amended by this Third Supplemental Indenture, the terms and provisions of the
 Indenture shall
remain in full force and effect.

              3.7 Trustee. The Trustee accepts the modifications of the Trust effected by this Third Supplemental Indenture, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of Issuer, and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Third Supplemental Indenture and the Trustee makes no representation with respect thereto.


                                             [SIGNATURES ON NEXT PAGE]

              IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be executed by their duly authorized representative as of the date hereof.


ATTEST:
              CINEMARK MEXICO (USA), INC.


_______________________________                By:______________________________________

                                               Printed Name:____________________________

                                               Title:____________________________________



ATTEST:
              CINEMARK DE MEXICO, S.A. de C.V.


_______________________________                By:______________________________________

                                               Printed Name:____________________________

                                               Title:____________________________________




ATTEST:
              UNITED STATES TRUST COMPANY OF

                                    NEW YORK


_______________________________                By:______________________________________

                                               Printed Name:____________________________

                                               Title:____________________________________

STATE OF TEXAS

COUNTY OF DALLAS

                                               BEFORE ME, the undersigned Notar
 Public in and for
said State and County, on this day personally appeared ------------------------------------------------,
______________________________________  of Cinemark Mexico (USA), Inc., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Cinemark Mexico (USA), Inc., and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.



                                        ----------------------------------------

                                        Notary Public, State of Texas

                                        Printed Name:__________________________

My Commission Expires:

---------------------------




STATE OF TEXAS

COUNTY OF DALLAS

     BEFORE ME, the undersigned  Notary Public in and for said State and County,
on             this             day             personally              appeared
------------------------------------------------,
______________________________________  of  Cinemark  de Mexico,  S.A.  de C.V.,
known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said Cinemark de Mexico, S.A. de C.V., and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.



                                               ---------------------------------

                                               Notary Public, State of Texas

                                               Printed Name:___________________

My Commission Expires:

---------------------------


STATE OF TEXAS

COUNTY OF DALLAS

                                               BEFORE ME, the undersigned Notary
 Public in and for
said State and County, on this day personally appeared ------------------------------------------------,
______________________________________  of United  States  Trust  Company of New
York, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said United States Trust Company of New York, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed and in the capacity therein stated.



                                               --------------------------------

                                               Notary Public, State of Texas

                                               Printed Name:___________________

My Commission Expires:

---------------------------